This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET

Renaissance Mortgage Acceptance Corp. 2004-2 Home Equity Loan Asset-Backed Certificates, Series 2004-2 $504,400,000 Offered Certificates (Approximate)

Centex Home Equity CompanyDelta Funding Corporation , LLC Inc. (Seller) Renaissance Mortgage Acceptance Corp. (Depositor)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type (3,4)	Principal Type	Expected WAL (yrs) Call/Mat (5)	Expected Principal Window (mos) Call/Mat (5)	Final Scheduled Distribution Date (6)	Expected Ratings
								S & P	Moody's	Fitch
AV-1	$37,000,000.00	I	Floating	Sen-Seq	0.65/0.65	1-16/1-16	July 2034	AAA	Aaa	AAA
AV-2	$53,000,000.00	I	Floating	Sen-Seq	3.09/3.09	16-72/16-72	July 2034	AAA	Aaa	AAA
AV-3	$14,000,000.00	I	Floating	Sen-Seq	7.51/8.83	72-98/72-213	July 2034	AAA	Aaa	AAA
AF-1	$58,300,000.00	II	Floating	Sen-Seq	0.90/0.90	1-19/1-19	July 2034	AAA	Aaa	AAA
AF-2	$58,300,000.00	II	Fixed	Sen-Seq	0.90/0.90	1-19/1-19	July 2034	AAA	Aaa	AAA
AF-3	$69,000,000.00	II	Fixed	Sen-Seq	2.00/2.00	19-30/19-30	July 2034	AAA	Aaa	AAA
AF-4	$46,000,000.00	II	Fixed	Sen-Seq	3.00/3.00	30-47/30-47	July 2034	AAA	Aaa	AAA
AF-5	$38,000,000.00	II	Fixed	Sen-Seq	5.00/5.00	47-79/47-79	July 2034	AAA	Aaa	AAA
AF-6	$28,800,000.00	II	Fixed	Sen-Seq	7.94/10.60	79-98/79-210	July 2034	AAA	Aaa	AAA
AF-7	$24,000,000.00	II	Fixed	Sen-NAS	6.50/6.70	40-98/40-208	July 2034	AAA	Aaa	AAA
M-1	$15,600,000.00	I & II	Fixed	Mez	5.46/6.01	38-98/38-174	July 2034	AA+	Aa1	AA+
M-2	$14,300,000.00	I & II	Fixed	Mez	5.45/5.99	38-98/38-168	July 2034	AA	Aa2	AA
M-3	$7,800,000.00	I & II	Fixed	Mez	5.45/5.97	38-98/38-160	July 2034	AA-	Aa3	AA-
M-4	$9,100,000.00	I & II	Fixed	Mez	5.45/5.94	37-98/37-155	July 2034	A+	A1	A+
M-5	$6,500,000.00	I & II	Fixed	Mez	5.44/5.90	37-98/37-148	July 2034	A	A2	A
M-6	$7,800,000.00	I & II	Fixed	Mez	5.44/5.87	37-98/37-143	July 2034	A-	A3	A-
M-7	$5,200,000.00	I & II	Fixed	Mez	5.44/5.82	37-98/37-134	July 2034	BBB+	Baa1	BBB+
M-8	$5,980,000.00	I & II	Fixed	Mez	5.44/5.75	37-98/37-127	July 2034	BBB	Baa2	BBB
M-9	$5,720,000.00	I & II	Fixed	Mez	5.44/5.64	37-98/37-118	July 2034	BBB-	Baa3	BBB-

(1)

Certificate sizes are subject to a variance of +/- 5%.

(2)

Certificate sizes are subject to final rating agency approval

.

(3)

All Certificates are subject to an interest rate cap, as described herein.

(4)

The Certificates are subject to a 10% Optional Termination.  The margin on the Class AV-1, Class AV-2, Class AV-3 and Class AF-1 Certificates will increase to an amount equal to 2x the original margin for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The interest rate on the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will increase by 0.50% for each interest period after the holder of the Optional Termination first fails to exercise such option.

(5)

Calculated based on the Prepayment Pricing Speed.

(6)

The legal final maturity date was determined by adding one month to the latest maturity date of the Mortgage Loans expected to be acquired by the Trust.

Bond

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PREPAYMENT PRICING SPEED
Group I Mortgage Loans:	28% CPR
Group II Mortgage Loans:	23 HEP

SUMMARY OF TERMS
Issuer:	Renaissance Home Equity Loan Trust 2004-2 (the “Trust”).
Depositor:	Renaissance Mortgage Acceptance Corp.
Seller:	Delta Funding Corporation.
Servicer:	Ocwen Federal Bank FSB.
Trustee:	Wells Fargo Bank, National Association (“Wells Fargo”).
Custodian:	Wells Fargo Bank, National Association (“Wells Fargo”).
Lead Underwriter:	Greenwich Capital Markets, Inc.
Co-Manager:	Citigroup Global Markets Inc.
Certificate Insurer:	Financial Security Assurance Inc. (“FSA,” or the “Certificate Insurer”).
Statistical Calculation Date:	The opening of business on May 1, 2004.
Cut-Off Date:	For any Mortgage Loan, the later of (i) the opening of business on June 1, 2004 and (ii) the origination date of the Mortgage Loan.
Expected Pricing Date:	Week of June [7], 2004.
Expected Closing Date:	June 29, 2004.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be July 26, 2004.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date so long as such class of certificates remains in book-entry form.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Insured Certificates:	The Class AV-2, Class AV-3, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates.
Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-7, Class AV-1, Class AV-2 and Class AV-3 Certificates.
Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.
Group I Certificates:	The Class AV-1, Class AV-2 and Class AV-3 Certificates (backed primarily by the Group I Mortgage Loans).
Group II Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates (backed primarily by the Group II Mortgage Loans).
Fixed Rate Certificates:	The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.
Variable Rate Certificates:	The Class AF-1, Class AV-1, Class AV-2, Class AV-3 Certificates.
Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from June 1, 2004, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date (or in the case of the first Distribution Date, from the Closing Date) through the day immediately preceding the then current Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The Policy:

“The Policy” will guarantee the timely payment of interest and ultimate payment of principal on the Class AV-2, Class AV-3, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates.  The Policy does not cover any Net Rate Cap Carryover Amounts.

Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.
The Mortgage Loans:

As of the Cut-off Date, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $336,417,703, consisting of approximately (i) $71,283,412 of adjustable rate Mortgage Loans (the “Initial Group I Mortgage Loans”) and (ii) approximately $265,134,290 of fixed rate Mortgage Loans (the “Initial Group II Mortgage Loans,” and together with the Initial Group I Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

On or prior to the Closing Date, approximately $183,582,297 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $55,545,856 of additional adjustable Mortgage Loans (the “Additional Group I Mortgage Loans”) and (ii) approximately $128,034,442 of additional fixed rate Mortgage Loans (the “Additional Group II Mortgage Loans,” and together with the Additional Group I Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Mortgage Loans.”

Delinquency Advances:

For any month, if the Servicer receives a payment on a Mortgage Loan that is less than the full scheduled payment, or if no payment is received at all, the Servicer will advance its own funds to cover that shortfall.  However, the Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that Mortgage Loan.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Fee:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of 0.50% times the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Trustee Fee:	With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of 0.01% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”).
Compensating Interest:

The Servicer will provide the Trust the amount of any shortfall of interest on a Mortgage Loan that is caused by a full prepayment of the Mortgage Loan up to the amount of the aggregate Servicing Fee for the related period.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or “REMICs.”
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	The Group I Certificates are expected to be SMMEA eligible. The Class AF-1 and the Fixed Rate Certificates are not expected to be SMMEA eligible.

Credit Enhancement Percentages:

Initial Credit Enhancement Percentages

Target Credit Enhancement Percentages

Senior

18.00%

Senior

36.00%

Class M-1

15.00%

Class M-1

30.00%

Class M-2

12.25%

Class M-2

24.50%

Class M-3

10.75%

Class M-3

21.50%

Class M-4

9.00%

Class M-4

18.00%

Class M-5

7.75%

Class M-5

15.50%

Class M-6

6.25%

Class M-6

12.50%

Class M-7

5.25%

Class M-7

10.50%

Class M-8

4.10%

Class M-8

8.20%

Class M-9

3.00%

Class M-9

6.00%

Senior Enhancement Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Certificates that are subordinate to the applicable Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

CERTIFICATE RATES
Certificate Rates:

The Group I Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group I Net Rate Cap.  The Class AF-1 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net Rate Cap. The Group II Certificates (other than the Class AF-1 Certificates) will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group II Net Rate Cap.  Each class of Subordinate Certificates will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Subordinate Net Rate Cap.

Group I Net Rate Cap:

With respect to any Interest Accrual Period and the Group I Certificates, a rate per annum equal to the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Group I Mortgage Loans as of the beginning of the related Due Period  less the premium payable to the Certificate Insurer, expressed as a per annum rate, multiplied by a fraction equal to (a) the aggregate class principal balance of the Class AV-2 and Class AV-3 Certificates divided by (b) the aggregate principal balance of the Group I Mortgage Loans and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Net Rate Cap:

With respect to an Interest Accrual Period and each class of the Group II Certificates, a rate per annum equal to the weighted average of the Adjusted Net Mortgage Rates on the Group II Mortgage Loans as of the beginning of the related Due Period less the premium rate payable to the Certificate Insurer, expressed as a per annum rate,  multiplied by a fraction equal to (a) the aggregate class principal balance of the Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates divided by (b) the aggregate principal balance of the Group II Mortgage Loans and with respect to the Class AF-1 Certificates only, multiplied by a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related Interest Accrual Period.

Subordinate Net Rate Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the Group I Net Rate Cap and (ii) the Group II Net Rate Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess of the aggregate principal balance of the related group of Mortgage Loans as of the first day of the related Due Period, over the aggregate class principal balances of the Senior Certificates of such Group immediately prior to such Distribution Date.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.
Group I Net Rate Cap Carryover:

If on any Distribution Date the Certificate Rate for the Group I Certificates is based on the Group I Net Rate Cap, the Group I Certificateholders will be entitled to receive on that Distribution Date or subsequent Distribution Dates the Group I Net Rate Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net Rate Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Group I Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for such Distribution Date without regard to the Group I Net Rate Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group I Net Rate Cap Carryover for all previous Distribution Dates not previously paid to the Group I Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net Rate Cap).

Group II Net Rate Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group II Certificates is based on the Group II Net Rate Cap, the applicable Group II Certificateholders will be entitled to receive on that Distribution Date or subsequent Distribution Dates the related Group II Net Rate Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net Rate Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for such Distribution Date without regard to the Group II Net Rate Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II Net Rate Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net Rate Cap).

Subordinate Net Rate Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net Rate Cap, the applicable Subordinate Certificateholders will be entitled to receive on that Distribution Date or subsequent Distribution Dates the related Subordinate Net Rate Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net Rate Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for such Distribution Date without regard to the Subordinate Net Rate Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net Rate Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net Rate Cap).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the distribution account with respect to the Mortgage Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the distribution account received with respect to Group I Mortgage Loans:

1.

Concurrently to the Trustee and to the Certificate Insurer, the Trustee Fee for Group I Mortgage Loans and the premium payable in respect of the Policy covering the Class AV-2 and Class AV-3 Certificates, respectively.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause C below.

B.

With respect to funds in the distribution account received with respect to Group II Mortgage Loans:

1.

Concurrently to the Trustee and to the Certificate Insurer, the Trustee Fee for Group II Mortgage Loans and the premium payable in respect of the Policy covering the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and AF-7  Certificates, respectively.

2.

Concurrently, to each class of Group II Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group II Certificates on a pro rata basis based on each Group II Certificate’s Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group II Certificates.

3.

The remaining amount pursuant to clause C below.

C.

With respect to any remaining amounts in the distribution account received with respect to Mortgage Loans:

1.

Concurrently, to the Senior Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M 4, Class M 5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

·

Sequentially, to the Class AV-1, Class AV-2 and Class AV-3 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

ii.

To the Group II Certificates, the Group II Principal Distribution Amount allocated in the following order of priority:

·

To the Class AF-7 Certificates, an amount equal to the Class AF 7 Lockout Distribution Amount;

·

Concurrently, to the Class AF-1 and Class AF-2 Certificates, pro rata based on the respective class balances, until the respectively class principal balances have been reduced to zero; and

·

Sequentially, to the Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

4.

To the Certificate Insurer, any amounts owing under the insurance agreement.

5.

To the Class M 1 Certificates, the Class M 1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

6.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

7.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

8.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

9.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

10.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

11.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

12.

To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

13.

To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

14.

 To the Offered Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clause 3 and clauses 5 through 13 of this clause C above.

15.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

22.

To the Class M-8 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

23.

To the Class M-9 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

24.

To the net rate cap fund, the amount required to be deposited therein pursuant to the pooling and servicing agreement, and from the net rate cap fund, to the Senior Certificates, on a pro-rata basis, then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the related Net WAC Rate Carryover; and

25.

To the holders of the Trust’s non offered certificates, the remainder.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each mortgage loan group.
Basic Principal Amount:

As to any distribution date, an amount equal to the sum of the following amounts, without duplication, with respect to the mortgage loans in each mortgage loan group:  (1) each payment of principal on a mortgage loan due during the related Due Period and received by the Servicer; (2) the net liquidation proceeds allocable to principal, any recoveries and all full and partial principal prepayments received by the Servicer during the related prepayment period; (3) the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to that distribution date; (4) any substitution adjustment amounts received on or prior to the previous determination date and not yet distributed; and (5) any monthly advances with respect to scheduled payments of principal due during the related Due Period.

Class AF-7 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the class principal balance of the Class AF-7 Certificates and the denominator of which is the total of the class principal balances of all of the Group II Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-7 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-7 Lockout Percentage for that Distribution Date, (2) the Class AF-7 Calculation Percentage for that Distribution Date and (3) the Group II Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-7 Lockout Distribution Amount exceed the outstanding class principal balance of the Class AF-7 Certificates or the Group II Principal Distribution Amount for the Distribution Date.

Class AF-7 Lockout Percentage:	For each Distribution Date will be as follows: Distribution Date Lockout Percentage 1 to 36 0% 37 to 60 45% 61 to 72 80% 73 to 84 100% 85 and thereafter 300%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from the preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related Certificate Rate for that class for the related Interest Accrual Period.

Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate principal balance of the Senior Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

b)

 the lesser of:

(i)

76.00% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A and Class M-1 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)

the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

81.50% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

84.50% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

88.00% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the class principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

90.50% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the class principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

 the class principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

93.50% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the class principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the class principal balance of the Class M-6 Certificates after taking into account distributions of the Class M-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

 the class principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

95.50% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-8 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the class principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the class principal balance of the Class M-6 Certificates after taking into account distributions of the Class M-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the class principal balance of the Class M-7 Certificates after taking into account distributions of the Class M-7 Principal Distribution Amount for the applicable Distribution Date;

(ix)

 the class principal balance of the Class M-8 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

97.80% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-9 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

a)

the sum of:

(i)

the aggregate principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the class principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the class principal balance of the Class M-6 Certificates after taking into account distributions of the Class M-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the class principal balance of the Class M-7 Certificates after taking into account distributions of the Class M-7 Principal Distribution Amount for the applicable Distribution Date;

(ix)

the class principal balance of the Class M-8 Certificates after taking into account distributions of the Class M-8 Principal Distribution Amount for the applicable Distribution Date;

(x)

 the class principal balance of the Class M-9 Certificates immediately prior to the applicable Distribution Date; over

b)

the lesser of:

(i)

100.00% of the balance of the Mortgage Loans as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related Interest Accrual Period at the related Certificate Rate on the class principal balance of the related Certificates immediately prior to that Distribution Date minus the pro rata portion of any Civil Relief Act shortfalls during the related Due Period, based on the amount of interest to which such class would otherwise be entitled in the absence of the shortfall.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the class principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the class principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Event:

Shall have occurred with respect to any Distribution Date and the Mortgage Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Mortgage Loans from the Cut-Off Date through the last day of the related Due Period by (y) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

July 2007 to June 2008

2.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.

July 2008 to June 2009

4.00% for the first month, plus an additional 1/12th of 1.25% for each month thereafter.

July 2009 to June 2010

5.25% for the first month, plus an additional 1/12th of 1.00% for each month thereafter.

July 2010 and thereafter

6.25%

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if at any time, (x) the three-month rolling average of the percentage equivalent of a fraction, (i) the numerator of which is the aggregate principal balance of the Mortgage Loans that are any of the following (a) 60 or more days delinquent, (b) 60 or more days delinquent and in bankruptcy or foreclosure or (c) real estate owned properties as of the last day of the related prepayment period and (ii) the denominator of which is the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) 44.00% of the Senior Enhancement Percentage.

Due Period:

With respect to each Distribution Date, the period from and including the second day of the month preceding the month of the applicable Distribution Date to and including the first day of the month of that Distribution Date.

Excess Interest:	For each Distribution Date, amounts remaining in the distribution account after the application of distributions pursuant to clauses A, B and C (1) through (13) und “DISTRIBUTIONS” above.
Excess Overcollateralization Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans are distributed to the Offered Certificates).

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the class principal balance of the Group I Certificates, immediately prior to that Distribution Date over (y) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related Due Period, over (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period, and the denominator of which is the excess of (i) the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period, over (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the class principal balances of the Class Group II Certificates immediately prior to that Distribution Date and (B) the class principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the excess of (1) the Senior Principal Distribution amount for that Distribution Date over (2) the Group I Principal Distribution Amount for the Distribution Date

OC Floor:	Means an amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the related Cut-Off Date.
Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of (1) the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of the preceding Due Period over (2) the aggregate class principal balance of the Offered Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate class principal balances of the Offered Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the Subordination Increase Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, 3.00% of the aggregate principal balance of the Mortgage Loans as of the related Cut-off Date

(ii)

on or after the Stepdown Date,  the greater of:

(a) the lesser of:

i.

3.00% of the aggregate principal balance of the Mortgage Loans as of the related Cut-off Date; and

ii.

6.00% of the current aggregate principal balance of the Mortgage Loans as of the end of the related Due Period; and

(b) the OC Floor.

Notwithstanding the foregoing, any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) 6.00% of the aggregate principal balance of the Mortgage Loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate class principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate class principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 70.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the Subordination Required Overcollateralization Amount for that Distribution Date and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate class principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the July 2007 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, assuming 100% Principal Distribution Amount is distributed on the Senior Certificates on that Distribution Date, is at least equal to 36.00%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Distribution Date over (2) the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to the any Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Subordination Required Overcollateralization Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event is not in effect, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AV-1 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.32	0.88	0.65	0.51	0.41
MDUR (yr)	1.29	0.86	0.64	0.50	0.41
First Prin Pay	07/25/04	07/25/04	07/25/04	07/25/04	07/25/04
Last Prin Pay	04/25/07	04/25/06	10/25/05	07/25/05	04/25/05

Class AV-1 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.32	0.88	0.65	0.51	0.41
MDUR (yr)	1.29	0.86	0.64	0.50	0.41
First Prin Pay	07/25/04	07/25/04	07/25/04	07/25/04	07/25/04
Last Prin Pay	04/25/07	04/25/06	10/25/05	07/25/05	04/25/05

Class AV-2 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	6.40	4.23	3.09	2.43	2.00
MDUR (yr)	6.03	4.05	2.99	2.37	1.96
First Prin Pay	04/25/07	04/25/06	10/25/05	07/25/05	04/25/05
Last Prin Pay	09/25/16	08/25/12	06/25/10	01/25/09	11/25/08

Class AV-2 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	6.40	4.23	3.09	2.43	2.00
MDUR (yr)	6.03	4.05	2.99	2.37	1.96
First Prin Pay	04/25/07	04/25/06	10/25/05	07/25/05	04/25/05
Last Prin Pay	09/25/16	08/25/12	06/25/10	01/25/09	11/25/08

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AV-3 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	14.38	10.07	7.51	5.88	4.95
MDUR (yr)	12.68	9.19	7.00	5.55	4.71
First Prin Pay	09/25/16	08/25/12	06/25/10	01/25/09	11/25/08
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class AV-3 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	17.20	11.96	8.83	6.82	5.64
MDUR (yr)	14.74	10.69	8.10	6.37	5.33
First Prin Pay	09/25/16	08/25/12	06/25/10	01/25/09	11/25/08
Last Prin Pay	09/25/31	12/25/26	03/25/22	09/25/18	03/25/16

Class AF-1 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.45	1.09	0.90	0.78	0.70
MDUR (yr)	1.42	1.07	0.89	0.77	0.69
First Prin Pay	07/25/04	07/25/04	07/25/04	07/25/04	07/25/04
Last Prin Pay	03/25/07	06/25/06	01/25/06	10/25/05	08/25/05

Class AF-1 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.45	1.09	0.90	0.78	0.70
MDUR (yr)	1.42	1.07	0.89	0.77	0.69
First Prin Pay	07/25/04	07/25/04	07/25/04	07/25/04	07/25/04
Last Prin Pay	03/25/07	06/25/06	01/25/06	10/25/05	08/25/05

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-2 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.45	1.09	0.90	0.78	0.70
MDUR (yr)	1.39	1.06	0.88	0.76	0.68
First Prin Pay	07/25/04	07/25/04	07/25/04	07/25/04	07/25/04
Last Prin Pay	03/25/07	06/25/06	01/25/06	10/25/05	08/25/05

Class AF-2 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.45	1.09	0.90	0.78	0.70
MDUR (yr)	1.39	1.06	0.88	0.76	0.68
First Prin Pay	07/25/04	07/25/04	07/25/04	07/25/04	07/25/04
Last Prin Pay	03/25/07	06/25/06	01/25/06	10/25/05	08/25/05

Class AF-3 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	3.62	2.56	2.00	1.65	1.42
MDUR (yr)	3.32	2.39	1.89	1.58	1.36
First Prin Pay	03/25/07	06/25/06	01/25/06	10/25/05	08/25/05
Last Prin Pay	02/25/09	09/25/07	12/25/06	07/25/06	03/25/06

Class AF-3 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	3.62	2.56	2.00	1.65	1.42
MDUR (yr)	3.32	2.39	1.89	1.58	1.36
First Prin Pay	03/25/07	06/25/06	01/25/06	10/25/05	08/25/05
Last Prin Pay	02/25/09	09/25/07	12/25/06	07/25/06	03/25/06

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-4 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	5.96	4.06	3.00	2.34	1.97
MDUR (yr)	5.13	3.64	2.76	2.18	1.85
First Prin Pay	02/25/09	09/25/07	12/25/06	07/25/06	03/25/06
Last Prin Pay	08/25/12	09/25/09	05/25/08	02/25/07	09/25/06

Class AF-4 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	5.96	4.06	3.00	2.34	1.97
MDUR (yr)	5.13	3.64	2.76	2.18	1.85
First Prin Pay	02/25/09	09/25/07	12/25/06	07/25/06	03/25/06
Last Prin Pay	08/25/12	09/25/09	05/25/08	02/25/07	09/25/06

Class AF-5 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.82	7.15	5.00	3.44	2.48
MDUR (yr)	7.95	5.75	4.26	3.05	2.27
First Prin Pay	08/25/12	09/25/09	05/25/08	02/25/07	09/25/06
Last Prin Pay	05/25/18	06/25/14	01/25/11	04/25/09	03/25/07

Class AF-5 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.82	7.15	5.00	3.44	2.48
MDUR (yr)	7.95	5.75	4.26	3.05	2.27
First Prin Pay	08/25/12	09/25/09	05/25/08	02/25/07	09/25/06
Last Prin Pay	05/25/18	06/25/14	01/25/11	04/25/09	03/25/07

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-6 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	14.83	10.68	7.94	6.00	3.85
MDUR (yr)	9.41	7.58	6.09	4.86	3.30
First Prin Pay	05/25/18	06/25/14	01/25/11	04/25/09	03/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class AF-6 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	18.83	14.04	10.60	7.77	4.48
MDUR (yr)	10.67	8.98	7.42	5.86	3.69
First Prin Pay	05/25/18	06/25/14	01/25/11	04/25/09	03/25/07
Last Prin Pay	05/25/31	07/25/26	12/25/21	07/25/18	02/25/16

Class AF-7 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	7.56	6.91	6.50	5.94	5.28
MDUR (yr)	5.92	5.53	5.29	4.93	4.47
First Prin Pay	07/25/07	07/25/07	10/25/07	05/25/08	03/25/09
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class AF-7 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	7.58	6.97	6.70	6.64	6.90
MDUR (yr)	5.93	5.57	5.41	5.39	5.56
First Prin Pay	07/25/07	07/25/07	10/25/07	05/25/08	03/25/09
Last Prin Pay	03/25/31	05/25/26	10/25/21	05/25/18	12/25/15

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-1 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.46	4.64	4.38
MDUR (yr)	7.22	5.56	4.48	3.92	3.75
First Prin Pay	07/25/09	12/25/07	08/25/07	12/25/07	04/25/08
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-1 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.97	7.83	6.01	5.08	4.75
MDUR (yr)	7.53	5.88	4.78	4.19	4.00
First Prin Pay	07/25/09	12/25/07	08/25/07	12/25/07	04/25/08
Last Prin Pay	12/25/28	03/25/23	12/25/18	02/25/16	01/25/14

Class M-2 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.45	4.58	4.21
MDUR (yr)	7.20	5.55	4.46	3.87	3.61
First Prin Pay	07/25/09	12/25/07	08/25/07	11/25/07	02/25/08
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-2 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.94	7.81	5.99	5.01	4.56
MDUR (yr)	7.50	5.86	4.75	4.14	3.85
First Prin Pay	07/25/09	12/25/07	08/25/07	11/25/07	02/25/08
Last Prin Pay	04/25/28	07/25/22	06/25/18	08/25/15	09/25/13

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-3 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.45	4.55	4.12
MDUR (yr)	7.16	5.53	4.45	3.83	3.53
First Prin Pay	07/25/09	12/25/07	08/25/07	10/25/07	12/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-3 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.92	7.78	5.97	4.96	4.46
MDUR (yr)	7.46	5.82	4.73	4.09	3.76
First Prin Pay	07/25/09	12/25/07	08/25/07	10/25/07	12/25/07
Last Prin Pay	06/25/27	09/25/21	10/25/17	02/25/15	03/25/13

Class M-4 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.45	4.53	4.05
MDUR (yr)	7.07	5.47	4.41	3.79	3.46
First Prin Pay	07/25/09	12/25/07	07/25/07	09/25/07	11/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-4 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.88	7.75	5.94	4.92	4.38
MDUR (yr)	7.34	5.75	4.67	4.03	3.68
First Prin Pay	07/25/09	12/25/07	07/25/07	09/25/07	11/25/07
Last Prin Pay	12/25/26	03/25/21	05/25/17	10/25/14	12/25/12

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-5 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.44	4.51	4.01
MDUR (yr)	7.04	5.45	4.39	3.77	3.42
First Prin Pay	07/25/09	12/25/07	07/25/07	09/25/07	10/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-5 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.84	7.71	5.90	4.88	4.32
MDUR (yr)	7.29	5.71	4.64	3.99	3.63
First Prin Pay	07/25/09	12/25/07	07/25/07	09/25/07	10/25/07
Last Prin Pay	02/25/26	06/25/20	10/25/16	05/25/14	07/25/12

Class M-6 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.44	4.50	3.98
MDUR (yr)	6.98	5.42	4.37	3.75	3.38
First Prin Pay	07/25/09	12/25/07	07/25/07	08/25/07	09/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-6 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.78	7.67	5.87	4.84	4.26
MDUR (yr)	7.22	5.65	4.60	3.95	3.57
First Prin Pay	07/25/09	12/25/07	07/25/07	08/25/07	09/25/07
Last Prin Pay	06/25/25	11/25/19	05/25/16	12/25/13	04/25/12

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-7 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.44	4.48	3.94
MDUR (yr)	6.91	5.37	4.34	3.71	3.34
First Prin Pay	07/25/09	12/25/07	07/25/07	08/25/07	09/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-7 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.71	7.60	5.82	4.78	4.19
MDUR (yr)	7.12	5.58	4.54	3.89	3.50
First Prin Pay	07/25/09	12/25/07	07/25/07	08/25/07	09/25/07
Last Prin Pay	05/25/24	12/25/18	08/25/15	05/25/13	10/25/11

Class M-8 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.44	4.48	3.93
MDUR (yr)	6.91	5.37	4.34	3.71	3.33
First Prin Pay	07/25/09	12/25/07	07/25/07	08/25/07	08/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-8 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.60	7.52	5.75	4.73	4.13
MDUR (yr)	7.09	5.55	4.51	3.86	3.46
First Prin Pay	07/25/09	12/25/07	07/25/07	08/25/07	08/25/07
Last Prin Pay	07/25/23	04/25/18	01/25/15	12/25/12	05/25/11

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-9 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.08	7.14	5.44	4.47	3.90
MDUR (yr)	6.91	5.37	4.34	3.70	3.31
First Prin Pay	07/25/09	12/25/07	07/25/07	07/25/07	08/25/07
Last Prin Pay	05/25/19	03/25/15	08/25/12	12/25/10	10/25/09

Class M-9 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.41	7.38	5.64	4.62	4.03
MDUR (yr)	7.03	5.48	4.45	3.80	3.40
First Prin Pay	07/25/09	12/25/07	07/25/07	07/25/07	08/25/07
Last Prin Pay	03/25/22	04/25/17	04/25/14	04/25/12	11/25/10

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Net WAC Pass-Through Rate for the Group I Certificates
Assumptions to Optional Termination

Period	NWC (1) (%)	NWC (2) (%)	Period	NWC (1) (%)	NWC (2) (%)	Period	NWC (1) (%)	NWC (2) (%)
1	N/A	N/A	35	7.93632	9.40969	69	9.11989	15.31192
2	7.08222	7.08222	36	8.15560	10.71450	70	8.23734	13.83013
3	7.08078	7.08078	37	8.51063	11.34889	71	8.51194	14.29114
4	7.31527	7.31527	38	8.23461	10.98243	72	8.23737	13.83014
5	7.07777	7.07777	39	8.23236	10.98024	73	8.51197	14.29115
6	7.31208	7.31208	40	8.50866	11.34822	74	8.23741	13.83016
7	7.07460	7.07460	41	8.23687	10.98479	75	8.23743	13.83016
8	7.07294	7.07294	42	8.51144	12.20935	76	8.51203	14.29118
9	7.82886	7.82886	43	8.23690	11.95206	77	8.23746	13.83018
10	7.06947	7.06947	44	8.23691	11.95270	78	8.51206	14.29119
11	7.30325	7.30325	45	8.80499	12.77708	79	8.23750	13.83020
12	7.06581	7.06581	46	8.23694	11.95280	80	8.23752	13.83020
13	7.29935	7.29935	47	8.51152	12.35128	81	9.12013	15.31202
14	7.06192	7.06192	48	8.23698	12.78357	82	8.23755	13.83022
15	7.05990	7.05990	49	8.51156	13.35079	83	8.51216	14.29123
16	7.29307	7.29307	50	8.23701	12.92074	84	8.23759	13.83024
17	7.05615	7.05615	51	8.23702	12.92079	85	8.51219	14.29125
18	7.29138	7.29138	52	8.51161	13.35153	86	8.23763	13.83025
19	7.05619	7.05619	53	8.23706	12.92088	87	8.23764	13.83026
20	7.05621	7.05621	54	8.51164	13.75281	88	8.51225	14.29128
21	7.81225	7.81225	55	8.23709	13.37492	89	8.23768	13.83028
22	7.05624	7.05624	56	8.23710	13.37551	90	8.51229	14.29130
23	7.29147	7.29147	57	9.11967	14.80862	91	8.23772	13.83029
24	7.59391	8.37933	58	8.23714	13.37553	92	8.23774	13.83030
25	7.93596	8.87758	59	8.51173	13.82140	93	8.80588	14.78413
26	7.68000	8.59142	60	8.23717	13.76375	94	8.23778	13.83032
27	7.68003	8.59163	61	8.51176	14.29046	95	8.51239	14.29134
28	7.93607	8.87823	62	8.23720	13.83007	96	8.23781	13.83034
29	7.68010	8.59205	63	8.23722	13.83008	97	8.51243	14.29136
30	7.93614	9.33481	64	8.51181	14.29109	98	8.23785	13.83036
31	7.68017	9.10465	65	8.23725	13.83009
32	7.68021	9.10502	66	8.51185	14.29110
33	8.50312	10.08098	67	8.23729	13.83010
34	7.68028	9.10577	68	8.23731	13.83011

(1)

Assumes 1mLIBOR and 6mLIBOR stays at 1.15% and 1.648% respectively and the cash flows are run to the Optional Termination at the pricing speed.

(2)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cash flows are run to the Optional Termination at the pricing speed.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Net WAC Pass-Through Rate for Group II Certificates
Assumptions to Optional Termination

Period	NWC (1) (%)	NWC (2) (%)	Period	NWC (1) (%)	NWC (2) (%)	Period	NWC (1) (%)	NWC (2) (%)
1	N/A	N/A	35	6.97065	6.97065	69	7.47205	7.47213
2	6.74900	6.74900	36	6.74677	6.74677	70	6.74911	6.74919
3	6.74848	6.74848	37	6.97269	6.97269	71	6.97425	6.97434
4	6.97280	6.97280	38	6.74695	6.74695	72	6.74944	6.74953
5	6.74716	6.74716	39	6.74611	6.74611	73	6.97460	6.97469
6	6.97123	6.97123	40	6.97009	6.97009	74	6.74978	6.74987
7	6.74543	6.74543	41	6.74487	6.74489	75	6.74995	6.75004
8	6.74439	6.74439	42	6.96983	6.96985	76	6.97513	6.97523
9	7.46572	7.46572	43	6.74513	6.74515	77	6.75030	6.75039
10	6.74194	6.74194	44	6.74526	6.74528	78	6.97549	6.97559
11	6.96570	6.96570	45	7.21059	7.21062	79	6.75065	6.75075
12	6.74010	6.74010	46	6.74553	6.74555	80	6.75083	6.75093
13	6.96382	6.96382	47	6.97052	6.97055	81	7.47433	7.47445
14	6.73823	6.73823	48	6.74580	6.74583	82	6.75119	6.75130
15	6.73726	6.73726	49	6.97080	6.97083	83	6.97642	6.97654
16	6.96080	6.96080	50	6.74608	6.74611	84	6.75156	6.75167
17	6.73523	6.73523	51	6.74622	6.74625	85	6.97680	6.97692
18	6.95866	6.95866	52	6.97124	6.97128	86	6.75193	6.75205
19	6.73310	6.73310	53	6.74650	6.74654	87	6.75212	6.75224
20	6.73336	6.73336	54	6.97153	6.97158	88	6.97739	6.97752
21	7.45558	7.45558	55	6.74679	6.74683	89	6.75251	6.75263
22	6.73480	6.73480	56	6.74693	6.74698	90	6.97779	6.97793
23	6.96006	6.96006	57	7.46998	7.47004	91	6.75290	6.75303
24	6.73631	6.73631	58	6.74723	6.74728	92	6.75310	6.75323
25	6.96165	6.96165	59	6.97229	6.97235	93	7.21904	7.21919
26	6.73787	6.73787	60	6.74753	6.74759	94	6.75350	6.75364
27	6.73868	6.73868	61	6.97260	6.97266	95	6.97883	6.97897
28	6.96416	6.96416	62	6.74783	6.74790	96	6.75391	6.75405
29	6.74035	6.74035	63	6.74799	6.74805	97	6.97925	6.97940
30	6.96592	6.96592	64	6.97308	6.97315	98	6.75432	6.75447
31	6.74209	6.74209	65	6.74830	6.74837
32	6.74299	6.74299	66	6.97341	6.97348
33	7.46646	7.46646	67	6.74862	6.74869
34	6.74484	6.74484	68	6.74878	6.74886

(1)

Assumes 1mLIBOR and 6mLIBOR stays at 1.15% and 1.648% respectively and the cash flows are run to the Optional Termination at the pricing speed.

(2)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cash flows are run to the Optional Termination at the pricing speed.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

EXCESS SPREAD (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)
1	1.15000	1.64800	2.58001	2.58001	51	5.63200	5.75600	2.28426	2.17909
2	1.35900	1.83800	3.44532	3.37876	52	5.66100	5.77300	2.28497	2.19889
3	1.56700	2.01900	3.42351	3.29276	53	5.68500	5.78300	2.26989	2.15775
4	1.74400	2.19300	3.41287	3.23566	54	5.70400	5.78800	2.27040	2.20881
5	1.92900	2.36400	3.37205	3.13630	55	5.71800	5.78600	2.25517	2.17352
6	2.10800	2.52900	3.35518	3.08024	56	5.72500	5.78300	2.24768	2.16558
7	2.27800	2.68800	3.30859	2.98143	57	5.72700	5.78600	2.26348	2.25047
8	2.43900	2.84200	3.27168	2.90692	58	5.72300	5.79500	2.23241	2.15185
9	2.59900	2.99200	3.26810	2.90772	59	5.71200	5.81000	2.23241	2.17685
10	2.75800	3.13600	3.18590	2.75641	60	5.69400	5.83300	2.21674	2.14759
11	2.91000	3.27100	3.15038	2.71022	61	5.70300	5.86500	2.21652	2.17072
12	3.05400	3.39700	3.09014	2.61505	62	5.74100	5.90000	2.20074	2.12724
13	3.19300	3.51800	3.05148	2.57616	63	5.77800	5.93400	2.19263	2.11410
14	3.32800	3.63600	2.98959	2.48628	64	5.81300	5.96600	2.19214	2.13175
15	3.44900	3.75000	2.93749	2.42814	65	5.84700	5.99600	2.17605	2.08835
16	3.55500	3.85900	2.89401	2.40110	66	5.87900	6.02400	2.17531	2.13028
17	3.66000	3.96000	2.82970	2.32321	67	5.90900	6.05100	2.15899	2.09086
18	3.77000	4.05200	2.78385	2.29815	68	5.93800	6.07500	2.15027	2.07843
19	3.88900	4.12500	2.71854	2.22253	69	5.96500	6.09700	2.16458	2.15888
20	4.00200	4.18200	2.68586	2.17851	70	5.99000	6.11800	2.13243	2.05410
21	4.09000	4.23800	2.68622	2.21575	71	6.01300	6.13600	2.13102	2.07319
22	4.15400	4.29700	2.63520	2.10516	72	6.03300	6.15200	2.11404	2.04630
23	4.20300	4.36200	2.61742	2.09824	73	6.05200	6.16500	2.11296	2.06809
24	4.19600	4.43500	2.67630	2.28069	74	6.06900	6.17600	2.09667	2.02661
25	4.22600	4.52300	2.67192	2.31193	75	6.08300	6.18500	2.08796	2.01645
26	4.33400	4.62100	2.63515	2.24068	76	6.09500	6.19100	2.08671	2.03736
27	4.43800	4.71200	2.60609	2.19528	77	6.10500	6.19400	2.07009	1.99661
28	4.53700	4.79600	2.58468	2.17735	78	6.11200	6.19500	2.06850	2.02301
29	4.63100	4.87300	2.54600	2.10549	79	6.11700	6.19300	2.05164	1.98335
30	4.71800	4.94100	2.52318	2.16475	80	6.11900	6.19000	2.04596	1.97864
31	4.79800	5.00000	2.48896	2.11087	81	6.11900	6.18800	2.06559	2.06801
32	4.87000	5.05100	2.46833	2.07965	82	6.11500	6.18900	2.04041	1.97485
33	4.93400	5.09600	2.47181	2.13587	83	6.10900	6.19100	2.04508	2.00383
34	4.98800	5.13600	2.42575	2.02053	84	6.10100	6.19600	2.03493	1.97265
35	5.03200	5.17300	2.41190	2.02204	85	6.10000	6.20400	2.03958	2.00092
36	5.06600	5.20900	2.46058	2.21883	86	6.11000	6.21400	2.02379	1.96164
37	5.09700	5.24500	2.45883	2.26332	87	6.11900	6.22300	2.01563	1.95282
38	5.13400	5.28200	2.44241	2.20206	88	6.12900	6.23300	2.01503	1.97404
39	5.17000	5.31900	2.46425	2.19945	89	6.13800	6.24300	2.00012	1.93587
40	5.20600	5.35600	2.45567	2.22362	90	6.14800	6.25300	1.99996	1.96407
41	5.24200	5.39500	2.41547	2.17909	91	6.15700	6.26200	1.98559	1.92758
42	5.27800	5.43400	2.40760	2.26791	92	6.16700	6.27200	1.97866	1.91988
43	5.31400	5.47400	2.38342	2.23027	93	6.17600	6.28300	1.98626	1.97180
44	5.35200	5.51600	2.36693	2.20852	94	6.18600	6.29300	1.96545	1.90526
45	5.39000	5.55800	2.36605	2.24658	95	6.19600	6.30300	1.96625	1.92774
46	5.43000	5.59900	2.33302	2.16369	96	6.20500	6.31400	1.95304	1.89837
47	5.47200	5.63900	2.32350	2.17070	97	6.21600	6.32500	1.95416	1.92216
48	5.51600	5.67500	2.30523	2.20331	98	6.22600	6.33600	1.94136	1.88620
49	5.55900	5.70700	2.30621	2.23390
50	5.59800	5.73500	2.29133	2.19087

(1)

Assumes the Pricing Prepayment Speed

(2)

Calculated as (a) interest collections on the collateral (net of the trustee fees, servicing fees and amounts payable to the Certificate Insurer), less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

BREAKEVEN LOSSES

LOSS COVERAGE

				STATIC LIBOR		FORWARD LIBOR
CLASS	MOODY'S	S&P	FITCH	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
M-1	Aa1	AA+	AA+	20.06	18.63%	19.34	18.22%
M-2	Aa2	AA	AA	16.05	16.12%	15.47	15.72%
M-3	Aa3	AA-	AA-	14.08	14.72%	13.57	14.35%
M-4	A1	A+	A+	11.95	13.08%	11.52	12.74%
M-5	A2	A	A	10.55	11.91%	10.16	11.58%
M-6	A3	A-	A-	8.99	10.52%	8.64	10.20%
M-7	Baa1	BBB+	BBB+	8.03	9.62%	7.70	9.30%
M-8	Baa2	BBB	BBB	7.07	8.67%	6.73	8.33%
M-9	Baa3	BBB-	BBB-	6.37	7.94%	6.03	7.59%

Assumptions
40% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR at the first dollar of principal loss

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

 Initial Total Mortgage Loans

as of the Cut-off Date

TOTAL CURRENT BALANCE:	$336,417,703

NUMBER OF LOANS:	2,197

			Minimum		Maximum
AVG CURRENT BALANCE:	$153,125.95		$25,000.00		$800,000.00

WAVG GROSS COUPON:	7.600%		4.740%		12.040%

WAVG GROSS MARGIN:	7.453%		4.340%		11.240%
WAVG PERIOD RATE CAP:	1.000%		1.000%		1.000%
WAVG MIN INT RATE:	7.881%		4.740%		11.890%
WAVG MAX INT RATE:	14.881%		11.740%		18.890%

WAVG NEXT RESET:	29	months	0	months	36	months

WAVG COMB LTV:	76.61%		11.72%		100.00%

WAVG FICO SCORE:	626		0		869

WAVG ORIGINAL TERM:	327.85	months	60.00	months	360.00	months
WAVG REMAINING TERM:	327.17	months	59.00	months	360.00	months
WAVG SEASONING:	0.68	months	0.00	months	3.00	months

TOP PREPAYMENT CONCENTRATIONS (By Balance):	78.26 % Prepayment Penalty, 21.74 % No Prepayment Penalty
WAVG PREPAY TERM:	26	months	0	months	36	months

TOP STATE CONCENTRATIONS (By Balance):	31.52 % New York, 8.53 % Illinois, 7.05 % New Jersey
MAXIMUM ZIP CODE CONCENTRATION (By Balance):	0.85% 11216

FIRST PAY DATE:			Apr 01, 2004		Aug 01, 2004
NEXT RATE CHANGE DATE:			Mar 01, 2006		Jun 01, 2007
MATURE DATE:			May 01, 2009		Jun 15, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	1,753	265,134,290.32	78.81
2/28 Arms	214	37,705,351.39	11.21
3/27 Arms	230	33,578,060.86	9.98
	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000 - 50,000	208	8,436,393.24	2.51
50,001 - 100,000	580	43,176,906.34	12.83
100,001 - 150,000	568	70,593,443.99	20.98
150,001 - 200,000	322	55,701,656.12	16.56
200,001 - 250,000	181	40,570,954.45	12.06
250,001 - 300,000	132	36,077,479.44	10.72
300,001 - 350,000	79	25,836,907.19	7.68
350,001 - 400,000	62	23,498,740.00	6.98
400,001 - 450,000	24	10,192,232.80	3.03
450,001 - 500,000	20	9,588,750.00	2.85
500,001 - 550,000	9	4,762,250.00	1.42
550,001 - 600,000	4	2,324,000.00	0.69
600,001 - 650,000	1	650,000.00	0.19
650,001 - 700,000	4	2,712,989.00	0.81
700,001 - 750,000	1	720,000.00	0.21
750,001 - 800,000	2	1,575,000.00	0.47
Total	2,197	336,417,702.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.740 - 5.000	6	1,825,537.63	0.54
5.001 - 5.500	81	18,208,655.01	5.41
5.501 - 6.000	188	42,721,691.62	12.70
6.001 - 6.500	121	25,898,536.00	7.70
6.501 - 7.000	219	39,583,505.04	11.77
7.001 - 7.500	208	32,381,710.64	9.63
7.501 - 8.000	343	50,878,608.44	15.12
8.001 - 8.500	248	33,888,454.00	10.07
8.501 - 9.000	305	37,525,287.19	11.15
9.001 - 9.500	194	23,488,451.29	6.98
9.501 - 10.000	160	18,035,660.50	5.36
10.001 - 10.500	65	6,231,888.78	1.85
10.501 - 11.000	36	3,889,538.00	1.16
11.001 - 11.500	13	985,661.00	0.29
11.501 - 12.000	9	838,517.43	0.25
12.001 - 12.040	1	36,000.00	0.01
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.340 - 4.500	4	1,244,432.80	1.75
5.001 - 5.500	12	2,523,100.00	3.54
5.501 - 6.000	16	3,210,300.00	4.50
6.001 - 6.500	28	5,642,760.00	7.92
6.501 - 7.000	58	10,291,817.62	14.44
7.001 - 7.500	84	15,269,876.44	21.42
7.501 - 8.000	78	12,811,738.42	17.97
8.001 - 8.500	60	7,336,243.69	10.29
8.501 - 9.000	51	7,133,851.61	10.01
9.001 - 9.500	31	3,469,820.16	4.87
9.501 - 10.000	15	1,515,146.51	2.13
10.001 - 10.500	4	574,050.00	0.81
10.501 - 11.000	2	172,550.00	0.24
11.001 - 11.240	1	87,725.00	0.12
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	444	71,283,412.25	100.00
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM INTEREST RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.740 - 5.000	4	1,244,432.80	1.75
5.001 - 5.500	3	762,000.00	1.07
5.501 - 6.000	12	2,379,100.00	3.34
6.001 - 6.500	18	3,579,900.00	5.02
6.501 - 7.000	38	8,067,685.00	11.32
7.001 - 7.500	59	9,623,067.62	13.50
7.501 - 8.000	89	16,220,501.86	22.75
8.001 - 8.500	69	10,584,838.00	14.85
8.501 - 9.000	60	7,665,735.15	10.75
9.001 - 9.500	43	5,713,067.81	8.01
9.501 - 10.000	28	3,111,512.50	4.36
10.001 - 10.500	13	1,246,996.51	1.75
10.501 - 11.000	5	824,300.00	1.16
11.001 - 11.500	1	52,650.00	0.07
11.501 - 11.890	2	207,625.00	0.29
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM INTEREST RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.740 - 12.000	4	1,244,432.80	1.75
12.001 - 12.500	3	762,000.00	1.07
12.501 - 13.000	12	2,379,100.00	3.34
13.001 - 13.500	18	3,579,900.00	5.02
13.501 - 14.000	38	8,067,685.00	11.32
14.001 - 14.500	59	9,623,067.62	13.50
14.501 - 15.000	89	16,220,501.86	22.75
15.001 - 15.500	69	10,584,838.00	14.85
15.501 - 16.000	60	7,665,735.15	10.75
16.001 - 16.500	43	5,713,067.81	8.01
16.501 - 17.000	28	3,111,512.50	4.36
17.001 - 17.500	13	1,246,996.51	1.75
17.501 - 18.000	5	824,300.00	1.16
18.001 - 18.500	1	52,650.00	0.07
18.501 - 18.890	2	207,625.00	0.29
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
03/01/06 - 03/31/06	6	711,724.29	1.00
04/01/06 - 04/30/06	12	1,887,478.55	2.65
05/01/06 - 05/31/06	129	23,753,873.55	33.32
06/01/06 - 06/30/06	67	11,352,275.00	15.93
03/01/07 - 03/31/07	1	109,937.92	0.15
04/01/07 - 04/30/07	13	1,542,354.94	2.16
05/01/07 - 05/31/07	132	20,796,128.00	29.17
06/01/07 - 06/30/07	84	11,129,640.00	15.61
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60 - 90	12	510,998.16	0.15
91 - 150	79	6,042,124.82	1.80
151 - 210	318	34,975,883.31	10.40
211 - 270	113	14,632,367.97	4.35
271 - 330	106	15,587,729.22	4.63
331 - 360	1,569	264,668,599.09	78.67
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
59 - 60	3	101,500.00	0.03
61 - 120	62	4,170,434.11	1.24
121 - 180	337	36,671,971.18	10.90
181 - 240	98	12,141,828.97	3.61
241 - 300	106	15,614,579.22	4.64
301 - 360	1,591	267,717,389.09	79.58
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	853	129,720,385.49	38.56
1 - 3	1,344	206,697,317.08	61.44
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.72 - 15.00	2	108,000.00	0.03
15.01 - 20.00	7	500,800.00	0.15
20.01 - 25.00	10	815,624.53	0.24
25.01 - 30.00	12	1,252,900.00	0.37
30.01 - 35.00	18	1,786,250.00	0.53
35.01 - 40.00	32	3,919,003.53	1.16
40.01 - 45.00	38	5,436,448.35	1.62
45.01 - 50.00	72	9,135,845.29	2.72
50.01 - 55.00	68	10,498,101.47	3.12
55.01 - 60.00	101	15,558,661.99	4.62
60.01 - 65.00	140	22,584,954.91	6.71
65.01 - 70.00	203	30,947,113.81	9.20
70.01 - 75.00	247	39,293,436.91	11.68
75.01 - 80.00	437	66,453,935.81	19.75
80.01 - 85.00	285	40,585,615.77	12.06
85.01 - 90.00	277	45,081,971.72	13.40
90.01 - 95.00	92	15,837,767.56	4.71
95.01 - 100.00	156	26,621,270.92	7.91
Total	2,197	336,417,702.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	2	94,700.00	0.03
451 - 500	41	4,975,351.00	1.48
501 - 550	311	37,986,411.22	11.29
551 - 600	581	82,293,954.36	24.46
601 - 650	626	96,555,489.68	28.70
651 - 700	411	71,426,010.11	21.23
701 - 750	141	27,271,277.41	8.11
751 - 800	63	12,534,256.26	3.73
801 - 850	19	2,839,252.53	0.84
851 - 869	2	441,000.00	0.13
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	554	73,139,725.46	21.74
12	390	93,436,105.89	27.77
24	128	20,878,634.22	6.21
30	21	3,461,893.00	1.03
36	1,104	145,501,344.00	43.25
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	2,111	331,715,752.20	98.60
Second Lien	86	4,701,950.37	1.40
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,998	303,029,451.60	90.08
Non-owner	199	33,388,250.97	9.92
Total	2,197	336,417,702.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,589	225,371,050.81	66.99
Two-Four Family	313	70,238,705.87	20.88
Multi-Use	66	13,469,075.27	4.00
Condominium	86	11,236,920.88	3.34
Five-Eight Family	43	8,242,932.01	2.45
Manufactured Housing	100	7,859,017.73	2.34
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full	1,692	243,585,006.47	72.41
No Income Verification	270	53,774,717.29	15.98
Limited	133	23,066,316.84	6.86
Stated Income	102	15,991,661.97	4.75
Total	2,197	336,417,702.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	1,902	296,911,860.38	88.26
B	154	20,513,369.30	6.10
C	91	12,230,100.39	3.64
D	50	6,762,372.50	2.01
Total	2,197	336,417,702.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,018	163,167,250.35	48.50
Debt Consolidation	689	98,944,911.84	29.41
Rate/Term Refinance	290	40,363,114.85	12.00
Purchase	200	33,942,425.53	10.09
Total	2,197	336,417,702.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alabama	18	1,330,231.24	0.40
Arizona	9	1,428,650.00	0.42
Arkansas	4	230,140.00	0.07
California	36	5,813,871.34	1.73
Colorado	7	1,258,300.00	0.37
Connecticut	63	9,747,355.99	2.90
Delaware	14	1,740,854.22	0.52
Florida	200	23,629,858.45	7.02
Georgia	30	3,347,818.90	1.00
Illinois	179	28,683,108.74	8.53
Indiana	11	1,004,050.00	0.30
Kentucky	28	2,759,750.00	0.82
Louisiana	15	1,725,840.00	0.51
Maine	18	2,555,550.00	0.76
Maryland	66	9,818,891.61	2.92
Massachusetts	78	17,121,220.98	5.09
Michigan	62	6,624,584.20	1.97
Minnesota	24	3,675,431.46	1.09
Missouri	40	3,474,615.00	1.03
Nebraska	13	1,246,075.00	0.37
Nevada	1	144,500.00	0.04
New Hampshire	26	3,467,139.14	1.03
New Jersey	140	23,733,055.00	7.05
New York	444	106,037,296.89	31.52
North Carolina	122	14,270,434.51	4.24
Ohio	102	9,871,266.38	2.93
Oklahoma	3	149,382.87	0.04
Oregon	12	1,548,725.00	0.46
Pennsylvania	162	14,864,280.67	4.42
Rhode Island	29	5,043,307.13	1.50
South Carolina	38	4,356,590.00	1.29
Tennessee	30	2,414,925.00	0.72
Vermont	1	143,000.00	0.04
Virginia	130	17,778,582.85	5.28
Washington	19	2,880,300.00	0.86
Wisconsin	23	2,498,720.00	0.74
Total	2,197	336,417,702.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Group I Mortgage Loans

as of the Cut-off Date

TOTAL CURRENT BALANCE:	$71,283,412

NUMBER OF LOANS:	444

			Minimum		Maximum
AVG CURRENT BALANCE:	$160,548.23		$36,500.00		$559,000.00

WAVG GROSS COUPON:	7.881%		4.740%		11.890%

WAVG GROSS MARGIN:	7.453%		4.340%		11.240%
WAVG PERIOD RATE CAP:	1.000%		1.000%		1.000%
WAVG MIN INT RATE:	7.881%		4.740%		11.890%
WAVG MAX INT RATE:	14.881%		11.740%		18.890%

WAVG NEXT RESET:	29	months	21	months	36	months

WAVG COMB LTV:	79.68%		25.28%		100.00%

WAVG FICO SCORE:	595		456		810

WAVG ORIGINAL TERM:	359.06	months	120.00	months	360.00	months
WAVG REMAINING TERM:	358.31	months	119.00	months	360.00	months
WAVG SEASONING:	0.75	months	0.00	months	3.00	months

TOP PREPAYMENT CONCENTRATIONS (By Balance):	60.40 % Prepayment Penalty, 39.60 % No Prepayment Penalty
WAVG PREPAY TERM:	30	months	0	months	36	months

TOP STATE CONCENTRATIONS (By Balance):	16.16 % New Jersey, 14.13 % Illinois, 11.34 % Massachusetts
MAXIMUM ZIP CODE CONCENTRATION (By Balance):	1.44% 02124

FIRST PAY DATE:			Apr 01, 2004		Jul 01, 2004
NEXT RATE CHANGE DATE:			Mar 01, 2006		Jun 01, 2007
MATURE DATE:			May 01, 2014		Jun 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 Arms	214	37,705,351.39	52.89
3/27 Arms	230	33,578,060.86	47.11
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
36,500 - 50,000	23	1,018,060.15	1.43
50,001 - 100,000	119	9,031,416.27	12.67
100,001 - 150,000	119	14,745,519.79	20.69
150,001 - 200,000	63	11,061,257.11	15.52
200,001 - 250,000	49	11,077,351.13	15.54
250,001 - 300,000	27	7,469,650.00	10.48
300,001 - 350,000	20	6,455,425.00	9.06
350,001 - 400,000	11	4,181,250.00	5.87
400,001 - 450,000	5	2,144,482.80	3.01
450,001 - 500,000	4	1,935,000.00	2.71
500,001 - 550,000	3	1,605,000.00	2.25
550,001 - 559,000	1	559,000.00	0.78
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.740 - 5.000	4	1,244,432.80	1.75
5.001 - 5.500	3	762,000.00	1.07
5.501 - 6.000	12	2,379,100.00	3.34
6.001 - 6.500	18	3,579,900.00	5.02
6.501 - 7.000	38	8,067,685.00	11.32
7.001 - 7.500	59	9,623,067.62	13.50
7.501 - 8.000	89	16,220,501.86	22.75
8.001 - 8.500	69	10,584,838.00	14.85
8.501 - 9.000	60	7,665,735.15	10.75
9.001 - 9.500	43	5,713,067.81	8.01
9.501 - 10.000	28	3,111,512.50	4.36
10.001 - 10.500	13	1,246,996.51	1.75
10.501 - 11.000	5	824,300.00	1.16
11.001 - 11.500	1	52,650.00	0.07
11.501 - 11.890	2	207,625.00	0.29
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.340 - 4.500	4	1,244,432.80	1.75
5.001 - 5.500	12	2,523,100.00	3.54
5.501 - 6.000	16	3,210,300.00	4.50
6.001 - 6.500	28	5,642,760.00	7.92
6.501 - 7.000	58	10,291,817.62	14.44
7.001 - 7.500	84	15,269,876.44	21.42
7.501 - 8.000	78	12,811,738.42	17.97
8.001 - 8.500	60	7,336,243.69	10.29
8.501 - 9.000	51	7,133,851.61	10.01
9.001 - 9.500	31	3,469,820.16	4.87
9.501 - 10.000	15	1,515,146.51	2.13
10.001 - 10.500	4	574,050.00	0.81
10.501 - 11.000	2	172,550.00	0.24
11.001 - 11.240	1	87,725.00	0.12
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	444	71,283,412.25	100.00
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM INTEREST RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.740 - 5.000	4	1,244,432.80	1.75
5.001 - 5.500	3	762,000.00	1.07
5.501 - 6.000	12	2,379,100.00	3.34
6.001 - 6.500	18	3,579,900.00	5.02
6.501 - 7.000	38	8,067,685.00	11.32
7.001 - 7.500	59	9,623,067.62	13.50
7.501 - 8.000	89	16,220,501.86	22.75
8.001 - 8.500	69	10,584,838.00	14.85
8.501 - 9.000	60	7,665,735.15	10.75
9.001 - 9.500	43	5,713,067.81	8.01
9.501 - 10.000	28	3,111,512.50	4.36
10.001 - 10.500	13	1,246,996.51	1.75
10.501 - 11.000	5	824,300.00	1.16
11.001 - 11.500	1	52,650.00	0.07
11.501 - 11.890	2	207,625.00	0.29
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM INTEREST RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.740 - 12.000	4	1,244,432.80	1.75
12.001 - 12.500	3	762,000.00	1.07
12.501 - 13.000	12	2,379,100.00	3.34
13.001 - 13.500	18	3,579,900.00	5.02
13.501 - 14.000	38	8,067,685.00	11.32
14.001 - 14.500	59	9,623,067.62	13.50
14.501 - 15.000	89	16,220,501.86	22.75
15.001 - 15.500	69	10,584,838.00	14.85
15.501 - 16.000	60	7,665,735.15	10.75
16.001 - 16.500	43	5,713,067.81	8.01
16.501 - 17.000	28	3,111,512.50	4.36
17.001 - 17.500	13	1,246,996.51	1.75
17.501 - 18.000	5	824,300.00	1.16
18.001 - 18.500	1	52,650.00	0.07
18.501 - 18.890	2	207,625.00	0.29
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
03/01/06 - 03/31/06	6	711,724.29	1.00
04/01/06 - 04/30/06	12	1,887,478.55	2.65
05/01/06 - 05/31/06	129	23,753,873.55	33.32
06/01/06 - 06/30/06	67	11,352,275.00	15.93
03/01/07 - 03/31/07	1	109,937.92	0.15
04/01/07 - 04/30/07	13	1,542,354.94	2.16
05/01/07 - 05/31/07	132	20,796,128.00	29.17
06/01/07 - 06/30/07	84	11,129,640.00	15.61
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
120 - 150	1	65,000.00	0.09
151 - 210	1	144,740.00	0.20
271 - 330	1	120,000.00	0.17
331 - 360	441	70,953,672.25	99.54
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
119 - 120	1	65,000.00	0.09
121 - 180	1	144,740.00	0.20
241 - 300	1	120,000.00	0.17
301 - 360	441	70,953,672.25	99.54
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	152	22,805,765.00	31.99
1 - 3	292	48,477,647.25	68.01
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
25.28 - 30.00	2	107,000.00	0.15
30.01 - 35.00	2	243,000.00	0.34
35.01 - 40.00	3	287,500.00	0.40
40.01 - 45.00	7	974,840.00	1.37
45.01 - 50.00	12	992,810.00	1.39
50.01 - 55.00	7	1,192,225.00	1.67
55.01 - 60.00	17	2,254,950.42	3.16
60.01 - 65.00	29	4,171,575.25	5.85
65.01 - 70.00	39	5,236,885.15	7.35
70.01 - 75.00	53	8,482,595.00	11.90
75.01 - 80.00	102	16,669,661.46	23.39
80.01 - 85.00	57	9,507,005.97	13.34
85.01 - 90.00	55	10,190,860.30	14.30
90.01 - 95.00	22	4,130,865.78	5.79
95.01 - 100.00	37	6,841,637.92	9.60
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
456 - 500	21	2,573,800.00	3.61
501 - 550	113	15,109,876.17	21.20
551 - 600	134	20,302,185.18	28.48
601 - 650	113	20,737,952.43	29.09
651 - 700	46	9,094,228.00	12.76
701 - 750	13	2,736,170.47	3.84
751 - 800	3	651,200.00	0.91
801 - 810	1	78,000.00	0.11
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	161	28,226,501.51	39.60
12	8	1,626,150.00	2.28
24	119	18,645,933.64	26.16
30	1	198,050.00	0.28
36	155	22,586,777.10	31.69
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	444	71,283,412.25	100.00
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	407	65,948,967.85	92.52
Non-owner	37	5,334,444.40	7.48
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	344	51,051,552.89	71.62
Two-Four Family	74	16,385,538.31	22.99
Condominium	26	3,846,321.05	5.40
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full	307	44,292,024.74	62.14
No Income Verification	61	13,952,567.51	19.57
Limited	45	8,168,645.00	11.46
Stated Income	31	4,870,175.00	6.83
Total	444	71,283,412.25	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	340	57,328,019.75	80.42
B	50	7,125,225.00	10.00
C	34	4,373,225.00	6.13
D	20	2,456,942.50	3.45
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	192	32,374,050.73	45.42
Debt Consolidation	120	18,288,536.81	25.66
Purchase	84	14,155,438.58	19.86
Rate/Term Refinance	48	6,465,386.13	9.07
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alabama	3	253,700.00	0.36
Arkansas	2	108,500.00	0.15
California	6	821,250.00	1.15
Colorado	2	269,200.00	0.38
Connecticut	13	2,104,250.00	2.95
Delaware	1	120,000.00	0.17
Florida	44	6,422,810.86	9.01
Georgia	16	2,040,191.40	2.86
Illinois	55	10,069,323.31	14.13
Indiana	3	415,250.00	0.58
Kentucky	4	391,000.00	0.55
Louisiana	2	195,400.00	0.27
Maine	12	1,944,300.00	2.73
Maryland	16	2,758,425.00	3.87
Massachusetts	32	8,082,222.75	11.34
Michigan	23	2,815,784.20	3.95
Minnesota	16	2,889,531.46	4.05
Missouri	1	61,600.00	0.09
Nebraska	3	270,475.00	0.38
Nevada	1	144,500.00	0.20
New Hampshire	6	878,102.50	1.23
New Jersey	57	11,518,095.00	16.16
New York	12	2,664,725.00	3.74
North Carolina	9	1,195,556.51	1.68
Ohio	32	2,985,620.47	4.19
Pennsylvania	34	4,431,300.00	6.22
Rhode Island	9	1,623,806.13	2.28
South Carolina	5	843,650.00	1.18
Tennessee	3	269,000.00	0.38
Vermont	1	143,000.00	0.20
Virginia	19	2,389,942.66	3.35
Wisconsin	2	162,900.00	0.23
Total	444	71,283,412.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Group II Mortgage Loans

as of the Cut-off Date

TOTAL CURRENT BALANCE:	$265,134,290

NUMBER OF LOANS:	1,753

			Minimum		Maximum
AVG CURRENT BALANCE:	$151,246.03		$25,000.00		$800,000.00

WAVG GROSS COUPON:	7.524%		4.940%		12.040%

WAVG COMB LTV:	75.79%		11.72%		100.00%

WAVG FICO SCORE:	634		0		869

WAVG ORIGINAL TERM:	319.46	months	60.00	months	360.00	months
WAVG REMAINING TERM:	318.80	months	59.00	months	360.00	months
WAVG SEASONING:	0.66	months	0.00	months	3.00	months

TOP PREPAYMENT CONCENTRATIONS (By Balance):	83.06 % Prepayment Penalty, 16.94 % No Prepayment Penalty

WAVG PREPAY TERM:	26	months	0	months	36	months

TOP STATE CONCENTRATIONS (By Balance):	38.99 % New York, 7.02 % Illinois, 6.49 % Florida
MAXIMUM ZIP CODE CONCENTRATION (By Balance):	0.94% 11216

FIRST PAY DATE:			Apr 01, 2004		Aug 01, 2004
MATURE DATE:			May 01, 2009		Jun 15, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	1,753	265,134,290.32	100.00
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000 - 50,000	185	7,418,333.09	2.80
50,001 - 100,000	461	34,145,490.07	12.88
100,001 - 150,000	449	55,847,924.20	21.06
150,001 - 200,000	259	44,640,399.01	16.84
200,001 - 250,000	132	29,493,603.32	11.12
250,001 - 300,000	105	28,607,829.44	10.79
300,001 - 350,000	59	19,381,482.19	7.31
350,001 - 400,000	51	19,317,490.00	7.29
400,001 - 450,000	19	8,047,750.00	3.04
450,001 - 500,000	16	7,653,750.00	2.89
500,001 - 550,000	6	3,157,250.00	1.19
550,001 - 600,000	3	1,765,000.00	0.67
600,001 - 650,000	1	650,000.00	0.25
650,001 - 700,000	4	2,712,989.00	1.02
700,001 - 750,000	1	720,000.00	0.27
750,001 - 800,000	2	1,575,000.00	0.59
Total	1,753	265,134,290.32	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.940 - 5.000	2	581,104.83	0.22
5.001 - 5.500	78	17,446,655.01	6.58
5.501 - 6.000	176	40,342,591.62	15.22
6.001 - 6.500	103	22,318,636.00	8.42
6.501 - 7.000	181	31,515,820.04	11.89
7.001 - 7.500	149	22,758,643.02	8.58
7.501 - 8.000	254	34,658,106.58	13.07
8.001 - 8.500	179	23,303,616.00	8.79
8.501 - 9.000	245	29,859,552.04	11.26
9.001 - 9.500	151	17,775,383.48	6.70
9.501 - 10.000	132	14,924,148.00	5.63
10.001 - 10.500	52	4,984,892.27	1.88
10.501 - 11.000	31	3,065,238.00	1.16
11.001 - 11.500	12	933,011.00	0.35
11.501 - 12.000	7	630,892.43	0.24
12.001 - 12.040	1	36,000.00	0.01
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60 - 90	12	510,998.16	0.19
91 - 150	78	5,977,124.82	2.25
151 - 210	317	34,831,143.31	13.14
211 - 270	113	14,632,367.97	5.52
271 - 330	105	15,467,729.22	5.83
331 - 360	1,128	193,714,926.84	73.06
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
59 - 60	3	101,500.00	0.04
61 - 120	61	4,105,434.11	1.55
121 - 180	336	36,527,231.18	13.78
181 - 240	98	12,141,828.97	4.58
241 - 300	105	15,494,579.22	5.84
301 - 360	1,150	196,763,716.84	74.21
Total	1,753	265,134,290.32	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	701	106,914,620.49	40.32
1 - 3	1,052	158,219,669.83	59.68
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.72 - 15.00	2	108,000.00	0.04
15.01 - 20.00	7	500,800.00	0.19
20.01 - 25.00	10	815,624.53	0.31
25.01 - 30.00	10	1,145,900.00	0.43
30.01 - 35.00	16	1,543,250.00	0.58
35.01 - 40.00	29	3,631,503.53	1.37
40.01 - 45.00	31	4,461,608.35	1.68
45.01 - 50.00	60	8,143,035.29	3.07
50.01 - 55.00	61	9,305,876.47	3.51
55.01 - 60.00	84	13,303,711.57	5.02
60.01 - 65.00	111	18,413,379.66	6.94
65.01 - 70.00	164	25,710,228.66	9.70
70.01 - 75.00	194	30,810,841.91	11.62
75.01 - 80.00	335	49,784,274.35	18.78
80.01 - 85.00	228	31,078,609.80	11.72
85.01 - 90.00	222	34,891,111.42	13.16
90.01 - 95.00	70	11,706,901.78	4.42
95.01 - 100.00	119	19,779,633.00	7.46
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	2	94,700.00	0.04
451 - 500	20	2,401,551.00	0.91
501 - 550	198	22,876,535.05	8.63
551 - 600	447	61,991,769.18	23.38
601 - 650	513	75,817,537.25	28.60
651 - 700	365	62,331,782.11	23.51
701 - 750	128	24,535,106.94	9.25
751 - 800	60	11,883,056.26	4.48
801 - 850	18	2,761,252.53	1.04
851 - 869	2	441,000.00	0.17
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	393	44,913,223.95	16.94
12	382	91,809,955.89	34.63
24	9	2,232,700.58	0.84
30	20	3,263,843.00	1.23
36	949	122,914,566.90	46.36
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	1,667	260,432,339.95	98.23
Second Lien	86	4,701,950.37	1.77
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,591	237,080,483.75	89.42
Non-owner	162	28,053,806.57	10.58
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,245	174,319,497.92	65.75
Two-Four Family	239	53,853,167.56	20.31
Multi-Use	66	13,469,075.27	5.08
Five-Eight Family	43	8,242,932.01	3.11
Manufactured Housing	100	7,859,017.73	2.96
Condominium	60	7,390,599.83	2.79
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full	1,385	199,292,981.73	75.17
No Income Verification	209	39,822,149.78	15.02
Limited	88	14,897,671.84	5.62
Stated Income	71	11,121,486.97	4.19
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	1,562	239,583,840.63	90.36
B	104	13,388,144.30	5.05
C	57	7,856,875.39	2.96
D	30	4,305,430.00	1.62
Total	1,753	265,134,290.32	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	826	130,793,199.62	49.33
Debt Consolidation	569	80,656,375.03	30.42
Rate/Term Refinance	242	33,897,728.72	12.79
Purchase	116	19,786,986.95	7.46
Total	1,753	265,134,290.32	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alabama	15	1,076,531.24	0.41
Arizona	9	1,428,650.00	0.54
Arkansas	2	121,640.00	0.05
California	30	4,992,621.34	1.88
Colorado	5	989,100.00	0.37
Connecticut	50	7,643,105.99	2.88
Delaware	13	1,620,854.22	0.61
Florida	156	17,207,047.59	6.49
Georgia	14	1,307,627.50	0.49
Illinois	124	18,613,785.43	7.02
Indiana	8	588,800.00	0.22
Kentucky	24	2,368,750.00	0.89
Louisiana	13	1,530,440.00	0.58
Maine	6	611,250.00	0.23
Maryland	50	7,060,466.61	2.66
Massachusetts	46	9,038,998.23	3.41
Michigan	39	3,808,800.00	1.44
Minnesota	8	785,900.00	0.30
Missouri	39	3,413,015.00	1.29
Nebraska	10	975,600.00	0.37
New Hampshire	20	2,589,036.64	0.98
New Jersey	83	12,214,960.00	4.61
New York	432	103,372,571.89	38.99
North Carolina	113	13,074,878.00	4.93
Ohio	70	6,885,645.91	2.60
Oklahoma	3	149,382.87	0.06
Oregon	12	1,548,725.00	0.58
Pennsylvania	128	10,432,980.67	3.93
Rhode Island	20	3,419,501.00	1.29
South Carolina	33	3,512,940.00	1.32
Tennessee	27	2,145,925.00	0.81
Virginia	111	15,388,640.19	5.80
Washington	19	2,880,300.00	1.09
Wisconsin	21	2,335,820.00	0.88
Total	1,753	265,134,290.32	100.00